Exhibit 17(l)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON October 30, 2015: The Proxy Statement for the Special

Meeting is available at [www.            .com].

PROXY CARD

Stratton Mid Cap Value Fund (the “Fund”)

JOINT SPECIAL MEETING OF SHAREHOLDERS – October 30, 2015

This proxy card is solicited on behalf of the Board of Directors of the Fund for the Joint Special

Meeting of Shareholders to be held on October 30, 2015 (the “Special Meeting”).

The undersigned hereby appoints [Shawn M. Gallagher, Michelle A. Whalen and Patricia L. Sloan] as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting to be held at [9:00] a.m., Eastern Time, on October 30, 2015 at the offices of the Fund’s investment adviser, Sterling Capital Management LLC, at 150 South Warner Road, Suite 460, King of Prussia, PA 19406 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion with respect to such other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” THE PROPOSAL.

Date: ,

Signature(s) (if held jointly) (Sign in the Box)

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.    [X]

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL.
Proposal. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Mid Cap
Value Fund to, and the assumption of all of the liabilities of the
Stratton Mid Cap Value Fund by, the Sterling Capital Stratton Mid
Cap Value Fund in exchange for the shares of the Sterling Capital
Stratton Mid Cap Value Fund, which would be distributed pro rata by the Stratton Mid Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Mid Cap Value Fund, as described
in the Proxy Statement for the Special Meeting.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

CHECK HERE IF YOU PLAN TO ATTEND THE

MEETING [    ]

(         PERSON(S) WILL ATTEND).

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

Exhibit 17(l)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON October 30, 2015: The Proxy Statement for the Special

Meeting is available at [www.            .com].

PROXY CARD

Stratton Real Estate Fund (the “Fund”)

JOINT SPECIAL MEETING OF SHAREHOLDERS – October 30, 2015

This proxy card is solicited on behalf of the Board of Directors of the Fund for the Joint Special

Meeting of Shareholders to be held on October 30, 2015 (the “Special Meeting”).

The undersigned hereby appoints [Shawn M. Gallagher, Michelle A. Whalen and Patricia L. Sloan] as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting to be held at [9:00] a.m., Eastern Time, on October 30, 2015 at the offices of the Fund’s investment adviser, Sterling Capital Management LLC, at 150 South Warner Road, Suite 460, King of Prussia, PA 19406 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion with respect to such other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” THE PROPOSAL.

Date: ,

Signature(s) (if held jointly) (Sign in the Box)

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL.
Proposal. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Real Estate
Fund to, and the assumption of all of the liabilities of the Stratton Real
Estate Fund by, the Sterling Capital Stratton Real Estate Fund in
exchange for the shares of the Sterling Capital Stratton Real Estate
Fund, which would be distributed pro rata by the Stratton Real Estate
Fund to the holders of its shares in complete liquidation of the Stratton
Real Estate Fund, as described in the Proxy Statement for the Special
Meeting.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

CHECK HERE IF YOU PLAN TO ATTEND THE

MEETING [    ]

(         PERSON(S) WILL ATTEND).

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

Exhibit 17(l)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON October 30, 2015: The Proxy Statement for the Special

Meeting is available at [www.            .com].

PROXY CARD

THE STRATTON FUNDS, INC.

Stratton Small Cap Value Fund (the “Fund”)

JOINT SPECIAL MEETING OF SHAREHOLDERS – October 30, 2015

This proxy card is solicited on behalf of the Board of Directors of the Fund for the Joint Special

Meeting of Shareholders to be held on October 30, 2015 (the “Special Meeting”).

The undersigned hereby appoints [Shawn M. Gallagher, Michelle A. Whalen and Patricia L. Sloan] as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting to be held at [9:00] a.m., Eastern Time, on October 30, 2015 at the offices of the Fund’s investment adviser, Sterling Capital Management LLC, at 150 South Warner Road, Suite 460, King of Prussia, PA 19406 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion with respect to such other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” THE PROPOSAL.

Date: ,

Signature(s) (if held jointly) (Sign in the Box)

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL.
Proposal. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Stratton Small Cap
Value Fund to, and the assumption of all of the liabilities of the
Stratton Small Cap Value Fund by, the Sterling Capital Stratton Small
Cap Value Fund in exchange for the shares of the Sterling Capital
Stratton Small Cap Value Fund, which would be distributed pro rata by the Stratton Small Cap Value Fund to the holders of its shares in complete liquidation of the Stratton Small Cap Value Fund, as
described in the Proxy Statement for the Special Meeting.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

CHECK HERE IF YOU PLAN TO ATTEND THE

MEETING [    ]

(         PERSON(S) WILL ATTEND).

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.